Impairment loss on non - financial assets	12 Months Ended
Dec. 31, 2018
Impairment of Assets [Abstract]
Disclosure of Impairment Loss On Non Financial Assets [text block]
10.	Impairment loss on non - financial assets

Impairment losses on non-financial assets are as follows:

	December 31,
Losses for:	2018	2017	2016
Impairment loss on other assets	(3,464)	-	-
Impairment loss on investment properties	(3,849)	-	-
Write off on intangible assets	(2,705)	-	-
	(10,018)	-	-

As of December 31, 2018, the Bank made write offs corresponding mainly to technological projects classified as intangible assets by $2.7 million and other assets under development with a book value of $1.3 million. In addition, the storage silos received as payment for a restructured loan operation that were recorded as investment properties with a carrying amount of $3.8 million and other assets under development of the deed with a carrying amount of $1.7 million, were assessed by the Bank, determining a fair value of zero.